BLACKROCK FUNDS III

iShares U.S. Aggregate Bond Index Fund

(the “Fund”)

Supplement dated December 10, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated April 29, 2020, as supplemented to date

Effective December 3, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

James Mauro and Karen Uyehara are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Mauro	90 $378.48 Billion	0 $0	0 $0	0 $0	0 $0	25 $19.20 Billion
Karen Uyehara*	56 $259.4 Billion	38 $97.26 Billion	55 $91.00 Billion	0 $0	2 $1.37 Billion	4 $2.68 Billion

*	Information provided is as of October 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mr. Mauro’s compensation as of December 31, 2019 and Ms. Uyehara’s compensation as of October 31, 2020.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg Barclays MBS Index and the Bloomberg Barclays U.S. TIPS 0-5 Years Index)
Karen Uyehara	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of December 31, 2019, the portfolio managers of the Master Portfolio beneficially owned shares of the Fund in the amounts reflected in the following table:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
James Mauro	None
Karen Uyehara*	None

*	Information provided is as of October 31, 2020.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Mauro and Ms. Uyehara may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Mauro and Ms. Uyehara may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-USTBI-1220SUP

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